Derivative Financial Instruments (Details 2) In Thousands	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2010 JPY (¥)	Mar. 31, 2009 JPY (¥)	Mar. 31, 2011 Interest rate swaps cross-currency swap and interest rate cap agreements [Member] Other income (expenses), net [Member] USD ($)	Mar. 31, 2010 Interest rate swaps cross-currency swap and interest rate cap agreements [Member] Other income (expenses), net [Member] JPY (¥)	Mar. 31, 2009 Interest rate swaps cross-currency swap and interest rate cap agreements [Member] Other income (expenses), net [Member] JPY (¥)
Derivative instruments designated as fair value hedging relationships
Amount of gains (losses) recognized in income on derivatives	$ 0	¥ (270,000)	¥ 7,910,000	$ 0	¥ (270,000)	¥ 7,910,000
Amount of gains (losses) recognized in income on hedged items	$ 0	¥ 355,000	¥ (6,958,000)	$ 0	¥ 355,000	¥ (6,958,000)